blink®

H.C. Wainright 27th Global Investment Conference



Michael Battaglia, President and CEO

September 9, 2025

SAFE HARBOR STATEMENT

Forward-Looking Statements

This presentation contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, that are based on management's current expectations and assumptions and are subject to risks and uncertainties. Such statements include, but are not limited to, statements about (i) delays in product development and deployment, (ii) market acceptance of our EV charging products and related services, (iii) technological change in the EV charging equipment industry, (iv) competition in EV markets generally in the United States and abroad, (v) intellectual property issues, and (vi) other aspects of our business identified in this presentation, as well as in our periodic reports that we file from time to time with the SEC. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "tends," "believe," "estimate," "predict," "potential," "project" or "continue" or the negative of those terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those expressed or implied by these forward-looking statements because of market conditions in our industries or other factors that are in some cases beyond our control. All of the forward-looking statements are subject to risks and uncertainties. Various factors, including but not limited to the risks described from time to time in Blink Charging Co.'s periodic reports with the SEC, including, without limitation, the risks described in Blink Charging Co.'s Annual Report on Form 10-K for the year ended December 31, 2024 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," could cause actual results to differ from those implied by the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. All information is current as of the date this press release is issued, and except as required by law, Blink Charging Co. does not undertake, and specifically declines, any obligation to update any of these statements or to publicly announce the results of any revisions to these statements to reflect future events or developments.

Non-GAAP Disclosure

The information provided herein includes certain non-GAAP financial measures. These non-GAAP financial measures are intended to supplement the GAAP financial information by providing additional insight regarding the results of operations of the Company. The non-GAAP Adjusted EBITDA financial measure used by the Company is intended to provide an enhanced understanding of our underlying operational measures to manage the Company's business, to evaluate performance compared to prior periods and the marketplace, and to establish operational goals. Certain items are excluded from this non-GAAP financial measure to provide additional comparability measures from period to period. These non-GAAP financial measures will not be defined in the same manner by all companies and may not be comparable to other companies. Non-GAAP financial measures are reconciled in the accompanying tables to the most directly comparable measures as reported in accordance with GAAP, and should be viewed in addition to, and not in lieu of, such comparable financial measures.

RISK FACTORS

In addition to information in filings we make with the Securities and Exchange Commission ("SEC"), the following risk factors should be carefully considered in evaluating our business as they may have a significant impact on our business, operating results and financial condition. If any of the following risks occur, our business, cash flow, results of operations, financial condition and future business prospects could be materially and adversely affected, and the trading price of our common stock could decline. Because of the following factors, as well as other variables affecting our operating results, past financial performance should not be considered as a reliable indicator of future performance and stockholders and investors should not use historical trends to anticipate results or trends in future periods.

- We have a history of substantial net losses and expect losses to continue in the future; if we do not achieve and sustain profitability, our financial condition could suffer.
- We may need additional capital to fund our growing operations but cannot assure you that we will be able to obtain sufficient capital from potential sources, and we may have to limit the scope of our operations or take actions that may dilute your financial interest.
- Our revenue growth ultimately depends on consumers' willingness to adopt electric vehicles in a market that is still in its early stages.
- Changes to corporate average fuel economy standards may negatively impact the EV market, which would adversely affect our business.
- Our quarterly operating results may fluctuate significantly.
- We are unable to predict the ultimate impact of equipment order delays and chip shortages on our business and future results of operations, financial position and cash flows.
- We rely on a limited number of vendors for our EV charging equipment and related support services. The loss of any of these partners would negatively affect our business.
- Computer malware, viruses, hacking, cyberattacks, phishing attacks and spamming that could result in security and privacy breaches and interruption in service could harm our business and our customers.
- Growing our customer base depends upon the effective operation of our mobile applications with mobile operating systems, networks and standards that we do not control.
- We need to manage growth in operations to realize our growth potential and achieve expected revenues; our failure to manage growth could disrupt our operations and ultimately prevent us from generating the revenues we expect.
- We are in a highly competitive EV charging services industry and there can be no assurance that we will be able to compete with many of our competitors, which are larger and have greater financial resources.
- The risk of loss of our intellectual property, trade secrets or other sensitive business or customer confidential information, and disruption of operations due to cyber attacks or data breaches could negatively impact our financial results.
- Changes to existing federal, state or international laws or regulations applicable to us could cause an erosion of our current competitive strengths.
- Our failure to maintain effective internal controls over financial reporting could have a material adverse effect on our ability to report our financial results on a timely and accurate basis.
- Failure to meet Nasdaq's continued listing requirements could result in the delisting of our common stock, negatively impact the price of our common stock and negatively impact our ability to raise additional capital.

ABOUT BLINK



GO-TO-MARKET STRATEGY WITH MULTIPLE REVENUE STREAMS

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Hardware Sales


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We Sell

A global suite of advanced hardware including L2 and DCFC chargers. All built on open source OCPP standards.

Software & Services





Blink Care

EVSTAR

We Support

Blink Network software subscriptions and add-on maintenance and warranty products provide a total customer solution.

Owner / Operator


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We Own & Operate

Blink owns and operates over 7,000 chargers globally providing predictable, recurring revenue streams.

A LEADING EV INFRASTRUCTURE PROVIDER

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3rd LARGEST
EV Charging Network*





SIGNIFICANT PRESENCE IN EUROPE

Our **mission** is to advance the energy transition through innovative charging solutions

Our **vision** is to enable energy independence for all through the global electrification of transportation

*US Department of Energy data; pertains only to the United States

PRIORITY EV INFRASTRUCTURE SEGMENTS

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Fleet

Significant reseller channels for wide-spread opportunities

Multifamily

Targeting multifamily residential charging demands

Hospitality

Prioritizing scalable, large scale deployment opportunities with national and multinational accounts

Commercial

Prioritizing scalable, large scale deployment opportunities with national and multinational accounts

Government

Leveraging funding and deployment opportunities

Automotive

Automotive OEMs and dealer agreements

NEW TEAM

A NEW ERA OF LEADERSHIP & INNOVATION



President & Chief Executive Officer

Mike Battaglia is an accomplished executive with 30 years of global experience driving growth, operational excellence, and profitability across multiple industries. As President and CEO of Blink Charging, he leads the company's global expansion in EV infrastructure. Mike played a key role in growing Blink's revenue from $2.6M to $140M from 2019-2023. Recognized for visionary leadership, Mike is passionate about sustainable energy solutions.



Chief Technology Officer

Harmeet Singh is a technology leader with deep expertise in EV infrastructure, product innovation, and clean energy solutions. As CTO of Blink Charging, he drives global product strategy, technology innovation, and scalable charging solutions. Harmeet was founder and CEO of Zemetric, where he built industry-leading hardware and software platforms for fleet and high-utilization charging. At Blink, he is focused on driving innovation and supporting the company's continued growth.



Chief Financial Officer

Michael Bercovich brings over two decades of experience leading global finance across enterprise technology, SaaS, and B2B Services, Beginning his career in a Big 4 audit and advisory practice, Michael has a proven track record of scaling finance organizations, driving operational efficiencies, and leading transformative initiatives within both public companies and entrepreneurial ventures.



Senior Vice President Sales & Business Development

Chris Carr bringing over a decade of leadership experience in energy and infrastructure. With a strong track record in solar, energy storage, and EV charging, Carr is focused on accelerating Blink's growth through strategic partnerships and high-value site acquisitions.

Q2 & RECENT HIGHLIGHTS

Q2 2025 HIGHLIGHTS1

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$28.7M
Total Revenue

$2.1M
Gross Profit

7.3%
Gross Margin

2Q25 Gross Profit and Gross Margin were impacted by $6.4 million in non-cash charges related to obsolete inventory adjustments and write-down of capitalized costs related to incomplete projects

$11.8M
↑ 46% Service Revenues[2]

$3.0M
↑ 55% Network Fees

~49 GWh
↑ 66% Disbursed on Blink Networks

[1] All comparisons are Q2 -2025 year-over-year, unless otherwise noted
[2] Service Revenues consist of repeat charging service revenues, recurring network fees, and car-sharing service revenues

SEQUENTIAL REVENUE GROWTH DRIVEN BY ENHANCED CHARGER UTILIZATION

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46%
YoY Service Revenue Growth

56%
YoY Growth in Charging Revenue

339%
YoY Growth in Revenue from Blink Owned / Operated U.S. DC Chargers



Repeat and Recurring Service Revenue
Over Last 5 Quarters
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$ in millions
$8.0
$8.8
$9.8
$10.6
$11.8
2Q24
3Q24
4Q24
1Q25
2Q25

OWNER OPERATED MODEL REPRESENTS SIGNIFICANT FUTURE OPPORTUNITY

STRATEGICALLY REDUCING OPERATING EXPENSES

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CHARGING STATION
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22% Reduction in Compensation Expense

Q2 2025 versus Q2 2024

$8 Million Eliminated

Yearly Compensation and Professional Services Expenses Eliminated On a Go Forward Basis

BLINK TO ACCEPT CRYPTO PAYMENTS AT EV CHARGERS

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- Blink announced its innovative move to integrate cryptocurrency payment options across the Blink Network by the end of 2025
- Blink plans to continue developing its crypto strategy with additional details to be shared later this year. These may include loyalty rewards programs and other features designed to enhance driver value, with broader rollout targeted before year-end.
- By exploring the use of digital currencies, Blink is advancing its commitment to making charging more seamless and convenient while giving EV drivers additional payment choices over time.



AMENDED ENVOY AGREEMENT PROVIDES CLEAR PATH FORWARD

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- Amends the merger agreement and releases Blink from its payment obligations and liability in exchange for stock and performance-based warrants

- Sole remaining payment obligation is satisfied upon issuance of $10 million in shares of Company common stock, and warrants exercisable for shares of Company common stock for an aggregate notional value of $11 million, divided into three tranches:

  - $2.5 million worth of warrants vesting upon common stock reaching a price per share of $1.70 for seven consecutive days

  - $2.5 million worth of warrants vesting upon common stock reaching a price per share of $2.10 consecutive days

  - $6 million worth of warrants vesting upon common stock reaching a price per share of $4.85 for seven consecutive days

- These warrants will expire 20 months after the issuance date

ZEMETRIC, INC. ACQUISITION

- **July 2025: Blink Acquired Zemetric, Inc.**
  - Zemetric is a charging infrastructure company with tailored solutions for fleets, multi-family and commercial applications
- **Expanding Blink's L2 product offerings**
  - Addressing the value–oriented market segment with innovative and accessible chargers
- **Zemetric founding team joins Blink**
  - Harmeet Singh, Chief Technology Officer
  - Bonnie Datta, Senior VP of Global Commercial Operations
  - Kapil Singh, VP Hardware and Firmware Engineering



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BLINK CHARGING | MONDAY, JULY 14, 2025
PRESS RELEASE
Blink Charging Announces Strategic Acquisition of Zemetric, Inc
Zemetric
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blinkcharging.com

PROGRESS ON AGREEMENT WITH AXXELTROVA CAPITAL


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- June 2025: Blink and Axxeltrova Capital executed **non-binding term sheet for previously announced up to £100M Special Purpose Vehicle (SPV) to support growth in UK EV charging development**
- **Blink and Axxeltrova will work with the Local Electric Vehicle Infrastructure (LEVI) program to finance and operate the Blink chargers through the SPV**
- **Blink will install, operate, manage, and maintain these chargers on the Blink Network**



blink® Q&A